                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 11, 1999 with respect to the consolidated financial statements of Los Angeles Turf Club, Inc. included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69166) and related prospectus of Magna Entertainment Corp. for the registration of Class A Subordinate Voting Stock.

                                            /s/ Ernst & Young LLP
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                                            Chartered Accountants


November 28, 2001
Toronto, Canada